UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Institutional Concentrated Large-Cap Value Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Managers’ Letter
T. Rowe Price Institutional Concentrated Large-Cap Value Fund

Dear Investor

“The only thing we have to fear is fear itself.” In our last communication to you, which we themed “greed and fear,” we wrote about how these competing emotions impact market prices and also how in a normal market, they roughly balance out. Looking back at the first half of 2008, it is clear to us that there was no balance in the emotional composition of the market. Instead, we simply saw a tsunami of fear overwhelm the market and send stock prices cascading lower. These investor fears were driven by concern over a slowing U.S. economy, higher energy prices, and the potential for higher inflation and led to the poorest six-month performance for the market in six years as the S&P 500 fell by 11.91%.

On a relative basis, your fund performed well in this environment, but we take little solace in our relative performance given that our absolute return was -8.93%. Nonetheless, this return does compare favorably with both the returns of the Russell 1000 Value Index and your fund’s Lipper Large-Cap Value benchmark. Please see the Performance Comparison table, which provides a more detailed quantitative analysis of performance.

Highlights

• Fear swept the market like a tsunami in the first half of 2008 due to concerns about inflation, energy prices, and the slowing U.S. economy.

• Your fund performed well on a relative basis, but we were nonetheless disappointed in our loss in the period.

• Our moderate exposure to the poorly performing financial sector mitigated our losses and was a primary reason for outperforming our benchmarks.

• We are optimistic that the U.S. economy will prove resilient, and we take note that past economic downturns have proved excellent buying opportunities for patient investors.

Portfolio Review

Investor fear was felt strongest in the financial sector, which was down almost 30% for the first half of the year. The spread of the credit crisis created significant strain on the balance sheets of many companies in the sector. Specifically, large money center banks Bank of America and Citigroup, capital markets firm Merrill Lynch, and commercial bank First Horizon National all weighed on results as the fallout from the credit crisis spread. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Additional detractors include two high-quality names. The first, GE, was hurt in part by its financial unit’s deteriorating credit portfolio. The second, Microsoft, is still working to determine its Internet strategy following its failed bid for Yahoo!.

Several of our holdings bucked the downtrend in the market and performed well during the first half of the year. Driven by record high commodity prices, the energy sector was one of only two sectors in the S&P 500 Index to provide positive returns for the period. Our holdings of oil services firm Baker Hughes and oil and gas companies Murphy Oil and Total all benefited from the surge in the price of the underlying commodities. Holdings in the traditionally defensive consumer staples sector also contributed to your fund’s performance. In particular, Anheuser-Busch benefited from InBev’s bid for the company.

Portfolio Strategy and Changes

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. We focus on companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when making investment decisions. Indeed, our portfolio turnover has been consistently less than the average of our peers.

In making our investments, we focus a great deal on understanding both the return potential and risk associated with a given investment. Our investment approach is predicated on identifying companies where we believe that the upside implicit in the investment is significantly greater than the inherent risk. While we will not always be right, if we can accurately identify companies with an asymmetry between return and risk, then over time we should be able to outperform the market and our peer universe.

Over the past six months, there has been tremendous disparity in returns among the different segments of the market. Given these disparities, we thought it would be useful to more closely examine our strategies for different sectors in the market, including the two sectors that are the most visible in today’s marketplace: financials and energy.

Regarding financials, we have generally had a cautious stance on the prospects for the sector. Until recently, the financials sector has enjoyed a long period of strong performance driven by several powerful secular forces, including declining interest rates, deregulation, and consolidation within the industry, all of which helped sector performance. Looking forward, we see most of these forces abating, which has led to our cautious stance. Our positioning within the sector reflects this caution as we have typically owned fewer financial stocks than many of our peers.

Another reason for our caution has been the significant leverage within the financial system. (A simple way to think of leverage is to compute the ratio between the assets of a company and the equity of the company—the higher that ratio, the greater the leverage.) The extent of the credit crisis and the severity of woes in the financial sector have surprised many market observers. The excess of permissive lending standards, rampant speculation in the real estate markets, and companies overleveraging themselves to increase near-term performance has been a volatile and disastrous brew for many companies.

Nonetheless, the significant depreciation in stock prices in the sector has created selected buying opportunities. Over the first half of the year, our largest purchase was Bank of America. In Bank of America, we are buying a company with a diverse balance sheet and a diverse income stream that should help protect the company from the travails of the mortgage market and the credit crisis.

Going forward, we will continue to search for value in the financial sector on a selected, company-by-company basis. We feel that the significant fear that dominates investor sentiment will diminish and that financials could see an intermediate-term bounce. We remain cautious longer term about the sector given the secular concerns we discussed earlier. As a result, even though we have been buying financials, we still remain underweight relative to many of our peers.

Another sector that has consistently been in the news over the last six months is energy. Strong demand from the developing world, coupled with concerns over the geopolitical environment in the Middle East, have led to crude oil prices surging approximately $40 per barrel in the first half of this year.

We have found trying to predict the future price of oil to be an extraordinarily difficult task. Almost no one predicted that crude oil prices would be where they are now, but here we are with crude oil above $120 per barrel. When we look at the energy complex, we believe that there are both strong arguments for why crude oil could go below $100 per barrel and strong arguments for why it could go above $150 per barrel. Rather than focus our efforts on predicting near-term crude prices, we would rather focus on finding the right companies within the sector while maintaining a roughly neutral stance. We are currently slightly underweight the sector on a relative basis.

Our main concern with most energy companies is the returns that the companies will generate on their current investments. Capital spending is up significantly for the sector, tax rates and royalties are increasing, and geopolitical risk is rising as well. Also, the opportunity set for finding oil is shrinking. National oil companies are far less willing to allow foreign oil companies to explore, and, when they do, the terms are onerous for the foreign company. Increasingly, public companies are finding oil and natural gas in places where it is challenging to extract the natural resource as a result of the find being technologically challenging (such as the Canadian oil sands or the Kashagan field in Kazakhstan), in deep water offshore (U.S. Gulf Coast, West Africa, and Brazil), in remote areas of the world (Sakhalin Islands, Alaska, and the Barents Sea), or in regions of the world suffering from political instability (Nigeria, Venezuela, and Chad). In this environment, we think that the oil service companies, including your fund’s holding in Baker Hughes, should benefit as many of the secular trends described above will increase demand for their services.

We also believe that major oil companies are cheap when compared with other energy companies. In particular, we believe that several European oil companies, including Total, should perform well. Their opportunity set is greater than that for many of the U.S. majors, and their valuation is cheaper.

Regardless of the sector, our focus is on selecting stocks with both upside potential and limited downside. As we have discussed with you previously, we also look for companies whose stocks trade at a significant discount to our sum-of-the-parts valuation of the company.

Another area of investment for us has been companies facing extreme negative sentiment. Often, the most opportune time to buy a stock is when consensus is uniformly negative on the company and the sector. Currently, the market is extremely bearish on companies with significant exposure to the U.S. consumer and to the U.S. economy in general. Our strategy over the past six months has been to buy uncertainty and to sell certainty. We initiated or increased our positions in economically cyclical companies such as Dell and Fortune Brands. Additionally, we sold down positions in companies with less economic sensitivity (and more certainty), including Coca-Cola, which had seen significant price improvement over the past year.

Outlook

“The only thing we have to fear is fear itself.” Clearly, there is significant negative sentiment in today’s market. While many fears are well founded, we are optimistic that the U.S. economy is more resilient than commonly believed. We are also mindful that market valuations are, in relation to interest rates, the cheapest that we have seen in decades. Finally, we have found that, over time, with fear comes opportunity. Academic studies have shown that, counterintuitively, the best time to buy U.S. equities is during a time of negative economic growth.

In the shorter term, however, we understand the powerful influence that market sentiment can have on security prices. Indeed, to paraphrase FDR, what we have most to fear in today’s market is the fear of other investors. When investors start to see signs that there is some recovery in the economy, we believe that the cloud of fear overhanging the market will dissipate and allow stock prices to move higher.

While we will closely monitor economic conditions, our focus will continue to be on selecting individual stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will concentrate our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

John D. Linehan

David R. Giroux

July 28, 2008
Cochairmen of the fund’s Investment Advisory Committee

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

Risks of Investing in the Fund

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Russell 1000 Value Index: A market capitalization-weighted index of those firms in the Russell 1000 with lower price-to-book ratios and forecasted growth rates.

Portfolio Highlights

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Concentrated Large-Cap Value Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
June 30, 2008 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
June 30, 2008 (Unaudited)
($000s except shares and per share amounts)

Assets		
Investments in securities, at value (cost $6,489)	$	5,683
Receivable for investment securities sold		41
Due from affiliates		11
Dividends and interest receivable		8
Other assets		23
Total assets		5,766
Liabilities		
Payable for investment securities purchased		47
Due to affiliates		9
Other liabilities		11
Total liabilities		67
NET ASSETS	**$**	**5,699**
Net Assets Consist of:		
Undistributed net investment income	$	63
Accumulated undistributed net realized gain		93
Net unrealized loss		(806)
Paid-in capital applicable to 635,502 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		6,349
NET ASSETS	**$**	**5,699**
NET ASSET VALUE PER SHARE	**$**	**8.97**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
(Unaudited)
($000s)

6 Months Ended 6/30/08
Investment Income (Loss)	
Dividend income	$ 79
Expenses	
Investment management	16
Prospectus and shareholder reports	2
Custody and accounting	72
Registration	16
Legal and audit	9
Directors	2
Miscellaneous	4
Reductions of fees and expenses	
Investment management fees waived	(17)
Expenses reimbursed by manager	(85)
Total expenses	19
Expenses paid indirectly	(3)
Net expenses	16
Net investment income	63
Realized and Unrealized Gain (Loss)	
Net realized gain on securities	89
Change in net unrealized loss on securities	(716)
Net realized and unrealized loss	(627)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (564)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
(Unaudited)
($000s)

6 Months Ended 6/30/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 63	$ 120
Net realized gain	89	201
Change in net unrealized loss	(716)	(600)
Decrease in net assets from operations	(564)	(279)
Distributions to shareholders		
Net investment income	–	(121)
Net realized gain	–	(199)
Decrease in net assets from distributions	–	(320)
Capital share transactions*		
Distributions reinvested	–	320
Increase in net assets from capital share transactions	–	320
Net Assets		
Decrease during period	(564)	(279)
Beginning of period	6,263	6,542
End of period	**$ 5,699**	**$ 6,263**
Undistributed net investment income	63	–
*Share information		
Distributions reinvested	–	33
Increase in shares outstanding	–	33

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
June 30, 2008 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Concentrated Large-Cap Value Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 2006. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,386,000 and $1,335,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

At June 30, 2008, the cost of investments for federal income tax purposes was $6,489,000. Net unrealized loss aggregated $806,000 at period-end, of which $444,000 related to appreciated investments and $1,250,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $17,000 were waived and expenses in the amount of $85,000 were reimbursed by the manager during the six months ended June 30, 2008. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $337,000 remain subject to repayment at June 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $53,000 for Price Associates and $0 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 635,502 shares of the fund, representing 100% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-year and since-inception periods and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee (including any applicable fee waivers or expenses paid by the Manager or reimbursements by the fund) and expense ratio were below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008